UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 20, 2010

Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	99-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway, Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 20, 2010, Shutterfly, Inc. (“Company”) held its Annual Meeting of stockholders in Redwood City, CA (“Annual Meeting”).  As of March 24, 2010, the Company’s record date, there were a total of 26,784,843 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 25,063,858 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.  Three items of business were acted upon by stockholders at the Annual Meeting

All matters voted upon at the Annual Meeting were approved.  The final voting results are as follows:

Proposal 1 – Election of Directors

Mr. Eric J. Keller and Ms. Nancy J. Schoendorf were elected to serve as directors of the Company’s Board of Directors (the “Board”) for three year terms and until their respective successors shall be elected and qualified or until their earlier resignation or removal.

Votes were cast as follows with respect to Mr. Keller’s and Ms. Schoendorf’s election:

	FOR	WITHHELD	BROKER NON-VOTES
Eric J. Keller	22,620,606	221,399	2,221,853
Nancy J. Schoendorf	21,843,556	998,449	2,221,853

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the annual meeting: Mr. Philip A. Marineau, Mr. Jeffrey T. Housenbold, Mr. Stephen Killeen, Mr. Brian T. Swette and Mr. James N. White.

Proposal 2 – Approval to Amend the Company’s 2006 Equity Incentive Plan to Increase the Number of Authorized Shares under the Company’s 2006 Equity Incentive Plan

The stockholders approved the amendments to the Company’s 2006 Equity Incentive Plan submitted to the stockholders’ vote at the Annual Meeting by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,411,487	11,241,904	188,614	2,221,853

Proposal 3 – Ratification of the Selection of the Independent Registered Public Accounting Firm

The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,866,772	166,318	30,768	-----

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description
10.01
Shutterfly, Inc. 2006 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Mark J. Rubash Mark J. Rubash Senior Vice President and Chief Financial Officer

Date:  May 26, 2010